UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): November 10, 2011

YCC HOLDINGS LLC
(Exact name of registrant as specified in its charter)

DELWARE	333-141699-05	20-8284193
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

16 YANKEE CANDLE WAY
SOUTH DEERFIELD, MASSACHUSETTS 01373
(Address of principal executive office and zip code)

(413) 665-8306
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 10, 2011, Yankee Holding Corp. (“Holding Corp."), a wholly-owned subsidiary of YCC Holdings LLC, announced financial results for Holding Corp. for the third quarter ended October 1, 2011. The results of the statement of operations for Holding Corp. are not materially different than the results for YCC Holdings LLC, other than interest expense and benefit from income taxes.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits:

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1 Press Release issued by Yankee Holding Corp. on November 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YCC HOLDINGS LLC

/s/ Gregory W. Hunt
Date: November 10, 2011	By:	Gregory W. Hunt
Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Yankee Holding Corp. on November 10, 2011.